J.P. Morgan Global High Yield & Leveraged Finance Conference February 27, 2012

Robert W. Manly Executive Vice President and Chief Financial Officer Smithfield Foods, Inc.

Forward-Looking Statements This presentation contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning the Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and dispositions and successfully integrate newly acquired businesses into existing operations, the Company’s ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for fiscal 2011 and the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2011. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. 3

Non-GAAP Measure Reconciliations 4

Smithfield: A Global Food Company

Smithfield At A Glance 6 Fiscal 2011 Sales=$12.2 billion Fiscal 2011 Operating Profit=$1.1 billion Pork Sales=$10.3 billion Operating Profit= $753 million Fresh Pork Sales=$4.6 billion Operating Profit= $407 million Packaged Meats Sales=$5.7 billion Operating Profit= $347 million Hog Production Sales=$2.7 billion Operating Profit= $224 million International Sales=$1.3 billion Operating Profit= $116 million Note: Segment sales before inter-segment eliminations; Fresh Pork and Packaged Meats results represent management’s estimated allocation of total Pork Segment results

7 Hog Production 19% International 9% Packaged Meats 40% Fresh Pork 32% Total Pork 72% Sales by Segment Pork segment accounted for nearly three- quarters of segment sales in fiscal 2011 Note: Segment sales before inter-segment eliminations

Leading Positions In Pork Industry 8 28% Others 27% Tyson 17% JBS 11% Cargill 9% Hormel 8% Pork Processing Sources: National Pork Board Spring 2009; U.S. Pork Powerhouses 2011 14% Triumph 6% 4% 3% 3% Others 70% Hog Production Seaboard Maschhoffs Prestage #1 #1

#1 U.S. Packaged Pork Company 9 Retail 45% Foodservice 23% Export 13% Deli 7% Processor/In dustrial 12% Sales Retail 39% Foodservice 16% Export 16% Deli 3% Processor/In dustrial 26% Volume Note: FY 11 Pork segment sales and volume before inter-segment eliminations #1 Supplier to Retail Foodservice Export #1 Supplier to Retail Foodservice Export

Private Label/Oth er 25% Core Brands 65% Non-Core Brands 10% Branded 75% Consumer-Winning Brands 10 Note: Based on FY 12 YTD through December Pork segment packaged meats retail volume, including deli and direct store delivery More than three- quarters of Smithfield’s packaged meats sales are branded Core brands account for 87% of branded

Achieving Strategic Growth

Earnings Growth Driven By Pork Segment 12 $219 $449 $483 $573 $753 $759 $- $200 $400 $600 $800 FY 07 FY 08 FY 09 FY 10 FY 11 TTM FY 12 Q2 P ork s e gm e n t adj u st e d o p e ra ti n g p rofit (i n milli o n s) Fresh pork Packaged meats Total Pork Segment Note: Results represent management’s estimated allocation of total Pork Segment results; FY 09 and FY 10 results adjusted for restructuring and impairment charges; Refer to Non-GAAP measure reconciliations Pork segment has produced four consecutive years of record earnings and tripled profitability since fiscal 2007

Packaged Meats 13 Note: Results represent management’s estimated allocation of total Pork Segment results; FY 09 and FY 10 results adjusted for restructuring and impairment charges; Refer to Non-GAAP measure reconciliations; Sales before inter-segment eliminations Fiscal 2011 Fiscal 2012 Sales $5.7 billion Volume 2.7 billion pounds Achieve volume growth Operating Profit $346.9 million Normalized Operating Profit Range $0.10-0.15 per pound High end of normalized operating profit range $0.06 $0.10 $0.12 $0.17 $0.13 $0.14 4.6% 5.6% 6.9% 9.6% 6.1% 6.4% FY 07 FY 08 FY 09 FY 10 FY 11 TTM FY 12 Q2 Adjusted Operating profit ($ per pound) Adjusted Operating profit (% of sales)

20% 14% 7% -3% -2% 12% 16% 9% 9% 2% 31% 23% 17% 10% 4% Boneless Ham Steaks BBQ Marinated Pork Bacon Hotdogs YOY Volume Growth Category Smithfield Total Smithfield Lead Brand Achieving Strategic Branded Growth 14 Source: Information Resources, Inc. (IRI) 12 weeks ending 01/01/12 and Freshlook Marketing 12 weeks ending 12/04/11

Armour Lunchkit with Apples New Armour Active Packs offers lunchkits with better-for-you ingredients for consumers with active lifestyles Armour Lower Sodium Pepperoni Innovative full-flavor product packs 50 percent less sodium than regular pepperoni Smithfield PouchPack Bacon Innovative package design breaks ground for industry and consumers with two stay-fresh pouches each containing six slices of bacon Product Innovation 15 Convenience Health & Nutrition Packaging

Billboards Consumer Promotions Digital FSIs Print Radio Retail POS Social Media Television Commercials Website Brand Activation 16 Smithfield has increased its consumer marketing spending by 20% this year

Fundamentals Remain Solid

Fresh Pork $1 $5 $3 $3 $15 $14 0.9% 3.4% 2.0% 1.9% 8.9% 7.8% FY 07 FY 08 FY 09 FY 10 FY 11 TTM FY 12 Q2 Adjusted Operating profit ($ per head) Adjusted Operating profit (% of sales) Fiscal 2011 Fiscal 2012 Sales $4.6 billion Balanced domestic supply & demand Strong exports Volume 27.3 million hogs Operating Profit $406.5 million Normalized Operating Profit Range $3-7 per head Above normalized operating profit range Note: Results represent management’s estimated allocation of total Pork Segment results; FY 09 and FY 10 results adjusted for restructuring and impairment charges; Refer to Non-GAAP measure reconciliations; Sales before inter-segment eliminations 18

19

Exports

Economics Supportive of U.S. Pork Exports


$0.63
$0.66
$0.67
$0.86
$1.17
$1.26
$1.40
$1.99
U.S.
EU
Brazil
Mexico
South Korea
China
Russia
Japan
Live Hog Price Estimate ($ per pound)

Smithfield FY 12 H1 Export Markets by Volume


Korea 5%
Other 11%
Russia 5%
China-HK 37%
Mexico 19%
Japan 23%

- ✓ Volume +37% YOY
- ✓ Dollars +54% YOY

Note: Live hog cost estimate week ending 01/21/12; EU is average of Denmark, France, Germany, Hungary, Netherlands, Poland, Romania and Spain; FY 12 H1 Smithfield export markets; Other Category consists of the following countries: Angola, Aruba, Australia, Bahamas, Bermuda, Canada, Caribbean, Chile, Columbia, Costa Rica, Croatia, Cuba, Dominican Republic, Ecuador, El Salvador, Guam, Guatemala, Haiti, Honduras, EU, Indonesia, Macedonia, Malaysia, New Zealand, Panama, Peru, Puerto Rico, Singapore, Tahiti, Ukraine, Uruguay, Venezuela, Vietnam, Philippines, Taiwan

$16 $(26) $(28) $13 $16 12.4% $(1) -1.1% -20.2% -22.5% 7.9% 8.9% FY 07 FY 08 FY 09 FY 10 FY 11 TTM FY 12 Q2 Adjusted Operating profit ($ per head) Adjusted Operating profit (% of sales) Fiscal 2011 Fiscal 2012 Sales $2.7 billion Continued low global protein inventories Raising costs in mid $60s Volume 16.4 million hogs Adjusted Operating Profit $214.6 million Normalized Operating Profit Range $10-15 per head Normalized operating profit range Hog Production 20 Note: FY 10, FY 11, and FY 12 results adjusted for certain significant items; Refer to Non-GAAP measure reconciliations; Sales before inter-segment eliminations

Industry hog production profitability averages normalized range of $10-15 per head for next twelve months 21 Note: Industry profitability based on futures curves for live hogs and grains on 02/16/12; cost is pre-interest Hog Production Profitability $55 $60 $65 $70 $75 Ma r- 1 2 Ap r- 1 2 M ay -1 2 Ju n -1 2 Ju l- 1 2 Au g- 1 2 Se p -1 2 O ct -1 2 N o v- 1 2 De c- 1 2 Ja n -1 3 Fe b -1 3 Ma r- 1 3 Ap r- 1 3 $ p e r h u n d re d w e ig h t ISU Model Cost of Production 02/16/12 Live Hog Futures 02/16/12

International 22 $46 $3 $5 $128 $116 $65 FY 07 FY 08 FY 09 FY 10 FY 11 TTM FY 12 Q2 Operating profit ($ in millions) Fiscal 2011 Fiscal 2012 Sales $1.3 billion Continued high raw material costs & soft demand Sequential improvement from Q1 Operating Profit $115.9 million Normalized Operating Profit Range $50-125 million Low end of normalized operating profit range Note: Sales before inter-segment eliminations

Financial Management

Strengthened Balance Sheet 24 $4.0 $2.0 Net debt (in billions) Net Debt FY 09 Q1 FY 12 Q2 7.3x 1.7x Net debt to TTM adjusted EBITDA Net Debt to EBITDA FY 09 Q1 FY 12 Q2 56% 37% Net Debt to Total Capitalization Net Debt to Capitalization FY 09 Q1 FY 12 Q2 $0.6 $1.1 Liquidity (in billions) Liquidity FY 09 Q1 FY 12 Q2 Note: Net debt is equal to notes payable and long-term debt and capital lease obligations, including current portion, less cash and cash equivalents; Net debt to total capitalization is computed using net debt divided by the sum of net debt and shareholders’ equity; Refer to Non-GAAP measure reconciliations

$68.6 $65.5 $60.3 $51.0 $48.1 $44.2 FY 11 Q1 FY 11 Q2 FY 11 Q3 FY 11 Q4 FY 12 Q1 FY 12 Q2 Quarterly Interest Expense ($ in millions) Reduced Cost Profile 25 Smithfield has eliminated $100 million in annual finance and interest expense Note: Excludes amounts outstanding under credit facilities

 $1 billion less long term debt; $100 million less interest  New $1.2 billion, ABL facility – greater liquidity, lower rates/fees, efficient collateral utilization Extended & Smoothed Debt Maturities 26 $637 $49 $903 $853 $3 $19 $500 $6 $25 $563 $615 $28 $190 $500 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 11 Q1 ($ in millions) FY 12 Q2 ($ in millions)

Upgraded by Ratings Agencies 27 Fitch Upgraded to B+ Moody’s Upgraded to B1 stable Standard & Poor’s Upgraded to B+ Moody’s Upgraded to Ba3 Standard & Poor’s Upgraded to BB- Fitch Upgraded to BB- January 2011 February 2011 March 2011 August 2011 October 2011 January 2012

Exceeding Financial Policy Targets 28 FY 12 Q2 Target Net debt $2.0 billion <$2.0 billion Liquidity $1.1 billion $500 million – $1 billion Net debt to TTM adjusted EBITDA 1.7x <3x Net debt to total capitalization 37% <40% Note: Net debt is equal to notes payable and long-term debt and capital lease obligations, including current portion, less cash and cash equivalents; Net debt to total capitalization is computed using net debt divided by the sum of net debt and shareholders’ equity; Refer to Non-GAAP measure reconciliations FY 12 YTD Repurchased $111 million of stock Repaid $115 million of 2011 and 2014 bonds Invested $100 million in pension plans

Uses of Excess Cash Cash Reinvest in packaged meats business Share repurchases Extraordinary pension contribution Debt reduction Acquire branded packaged meats companies 29

Investment Thesis

Investment Thesis 31 • Positive outlook for fiscal 2012 •Building momentum in packaged meats; growing sales and volume with consistent margins • Global demand for pork remains robust •Sustaining solid fundamental in hog production segment • International business improving • Competitive cost structure in all operating segments • Reduced domestic corn exposure by 40% since fiscal 2008 Delivering quality and consistent earnings growth • Brands demonstrating strong pipeline for innovation and brand activation • Growing core brand portfolio through increased consumer marketing Driving profitable top line growth • Robust financial policies remain a pillar of strategy • Utilizing excess cash to repurchase shares and reduce debt Solid financial management

J.P. Morgan Global High Yield & Leveraged Finance Conference